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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


                   Date of Report (Date of earliest event reported)


                                    July 29, 1998


                                     GENUS, INC.
                                     -----------
                (Exact name of registrant as specified in its charter)


                                      CALIFORNIA
                                      ----------
            (State or other jurisdiction of incorporation or organization)


            0-17139                               94-2790804
            -------                               ----------
     Commission File Number        (I.R.S. Employer Identification Number)


                                 1139 Karlstad Drive
                                 Sunnyvale, CA 94089
                                 -------------------
                       (Address of principal executive offices)


                                    (408) 747-7120
                                    --------------
                 (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 29, 1998, Genus, Inc., a California corporation (the "Registrant"), sold to Varian Associates, Inc., a Delaware corporation ("Varian"), substantially all of the assets of, and assigned its rights and obligations under its existing contracts related to, the Registrant's ion implantations systems business (the "Business"). Additionally, the Registrant granted to Varian a royalty free, nonexclusive, irrevocable, worldwide, perpetual license covering the Registrant's intellectual property related to the Business, excluding any such intellectual property primarily used in the development, manufacture, testing and sale of products in the Registrant's chemical vapor and thin film deposition systems business (the "CVD Business") (the "Licensed Intellectual Property"), of which the Registrant retains ownership.

     The assets of the Registrant sold to Varian consist of all raw materials and inventories; all machinery, equipment, computers, tapes, data bases, furniture, automobiles, trucks, vehicles, tools, supplies and parts and other tangible personal property, whether owned, leased or subleased, which were used primarily in the conduct of the Business; all written contracts entered into in the ordinary course of business and necessary for the conduct of the Business, and that were for the sale and non-warranty service of products of the Business, all rights, indemnification, warrants, claims and causes of action against third persons; all security, utility or similar deposits and prepaid expenses related primarily to the Business; all letters of credit issued in favor of the Registrant that related to any contract; to the extent permitted by law, all governmental licenses, permits approvals, license applications, license amendment applications and product registrations with respect to the conduct of the Business; real property leased by the Registrant, together with all improvements thereon and fixtures thereto; all Intellectual Property, other than the Licensed Intellectual Property; all books and records related to the assets sold to Varian; all rights to causes of action, claims, lawsuits, arbitrations, orders, judgements, decrees, awards and injunctions available to or being pursued by the Registrant; and the goodwill of the Business. Assets retained by the Registrant include the Registrant's cash or cash equivalents, accounts receivable and any business, operation, subsidiary or division of the Registrant other than the Business, which consists primarily of the CVD Business.

     The Registrant retains ownership of the Licensed Intellectual Property, and granted Varian a license under these intellectual property rights pursuant to the terms of a Cross-License Agreement. The license allows Varian to manufacture and sell products, other than CVD products under the Licensed Intellectual Property. The license is royalty free and extends through the term of the last to expire patent included within the Licensed Intellectual Property. The License Agreement does not transfer any ownership rights to Varian in the Licensed Intellectual Property and does not transfer any ownership rights to the Registrant in the Owned Intellectual Property.

     Varian paid the Registrant an aggregate purchase price of $24.15 million, and will make additional payments if certain revenue targets are achieved during the next six months. Of the $24.15 million, approximately $14.23 million was used to pay off short-term borrowings, pro-rated rent on the facility assigned to Varian, redemption of Series A Preferred Stock, and other accounts payable. Additionally, $1.0 million has been placed in escrow accounts to be used for certain contingent liabilities. Of these contingent liabilities, approximately half are expected to be resolved within three months and approximately half are expected to be resolved after one year. The remaining approximately $9.0 million of proceeds will be used for general working capital purposes.

     The Registrant received approval of its shareholders for this transaction in an annual meeting held on July 24, 1998.

ITEM 5. OTHER EVENTS

     On July 30, 1998, the Registrant redeemed 70,000 shares of its outstanding unconverted Series A Convertible Preferred Stock for $4,725,000 and exchanged the remaining 28,000 shares of its outstanding unconverted Series A Convertible Preferred Stock for 28,000 shares of Series B Convertible Preferred Stock.

     The material agreements between the Registrant and the holders of Series B Convertible Preferred Stock (the "Investors") and a copy of the Registrant's press release announcing the redemption and exchange have been filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION

     Unaudited Pro Forma Financial Data:

     The following unaudited pro forma condensed balance sheet of March 31, 1998, and unaudited pro forma condensed statement of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give pro forma effect to the estimated financial effects of the Asset Purchase Agreement (the "Agreement") with Varian. The pro forma condensed balance sheet as of March 31, 1998 gives pro forma effect to the Agreement as if such transaction was consummated on that date. The pro forma condensed statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998, present the results of operations of the Company as if the transaction contemplated by the Agreement occurred on January 1, 1997 and January 1, 1998, respectively. The pro forma information is based on the historical financial statements of the Company giving effect to the assumptions and adjustments set forth in the accompanying notes.

                                     GENUS, INC.
                   CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                (AMOUNTS IN THOUSANDS)



                                                                              March 31, 1998
                                                             ----------------------------------------------------
                                                                                                      Pro Forma
                                                                            Pro Forma   Pro Forma   After Sale of
                                                             Genus, Inc.   Adjustment      Note       Business
                                                             -----------   ----------   ---------   -------------
Assets
   Cash and cash equivalents  . . . . . . . . . . . . .       $   3,683      $ 20,100        (1)      $ 23,783
   Accounts receivable, net . . . . . . . . . . . . . .          11,858                                 11,858
   Inventories  . . . . . . . . . . . . . . . . . . . .           9,709                                  9,709
   Net Assets held for sale . . . . . . . . . . . . . .          30,500       (25,310)       (2)         5,190
   Other current assets . . . . . . . . . . . . . . . .           1,001                                  1,001
                                                              ---------      --------                 --------

      Total current assets  . . . . . . . . . . . . . .          56,751        (5,210)                  51,541

   Property and equipment, net  . . . . . . . . . . . .           6,406                                  6,406
   Other assets, net  . . . . . . . . . . . . . . . . .           2,025                                  2,025
                                                              ---------      --------                 --------

      Total assets  . . . . . . . . . . . . . . . . . .       $  65,182      $ (5,210)                $ 59,972
                                                              ---------      --------                 --------
                                                              ---------      --------                 --------

Liabilities and shareholders' equity
   Total current liabilities  . . . . . . . . . . . . .       $  19,073      $ (2,800)       (1)      $ 16,273
   Long-term debt . . . . . . . . . . . . . . . . . . .              74                                     74
   Shareholders' equity . . . . . . . . . . . . . . . .          46,035        (2,410)       (1)        43,625
                                                              ---------      --------                 --------

      Total liabilities and shareholders' equity  . . .       $  65,182      $ (5,210)                $ 59,972
                                                              ---------      --------                 --------
                                                              ---------      --------                 --------

             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       Three Months Ended March 31, 1998
                                                                -----------------------------------------------------
                                                                                                          Pro Forma
                                                                                                       After Sale of
                                                                Genus, Inc.           Business            Business
                                                                ----------           ----------        --------------
Net Sales . . . . . . . . . . . . . . . . . . . . . . . . .     $    7,238           $   (5,823)         $    1,415
Cost and expenses:
   Cost of goods sold . . . . . . . . . . . . . . . . . . .          6,941               (4,986)              1,955
   Research and Development . . . . . . . . . . . . . . . .          3,332               (1,744)              1,588
   Selling, general and administrative  . . . . . . . . . .          4,223               (2,750)              1,473
                                                                 ---------           ----------           ---------

      Income (loss) from operations . . . . . . . . . . . .         (7,258)              (3,657)             (3,601)
Other, net  . . . . . . . . . . . . . . . . . . . . . . . .           (156)                 (80)                (76)
                                                                 ---------           ----------           ---------

   Loss before income taxes . . . . . . . . . . . . . . . .         (7,414)              (3,737)             (3,677)
Provision for (benefit from) income taxes . . . . . . . . .             --                   --                  --
                                                                 ---------           ----------           ---------
   Net loss . . . . . . . . . . . . . . . . . . . . . . . .         (7,414)              (3,737)         $   (3,677)
   Deemed dividend on preferred stock . . . . . . . . . . .     $    1,829                   --          $    1,829
                                                                 ---------           ----------           ---------
   Net loss available to common shareholders  . . . . . . .     $   (9,243)         $    (3,737)         $   (5,506)
                                                                 ---------           ----------           ---------
                                                                 ---------           ----------           ---------
Pro forma net loss per share -- basic and diluted . . . . .                                              $    (0.32)
                                                                                                          ---------
                                                                                                          ---------
Shares used in per share calculations . . . . . . . . . . .                                                  17,125
                                                                                                          ---------
                                                                                                          ---------

                                                                            Year Ended December 31, 1997
                                                                   --------------------------------------------------
                                                                                                          Pro Forma
                                                                                                       After Sale of
                                                                    Genus, Inc.        Business           Business
                                                                   ------------      ------------      --------------
Net sales . . . . . . . . . . . . . . . . . . . . . . . . .         $   84,286       $   (57,102)       $  27,184
Cost and expenses:
   Cost of goods sold . . . . . . . . . . . . . . . . . . .             54,762           (38,022)       $  16,740
   Research and Development . . . . . . . . . . . . . . . .             12,327            (6,599)       $   5,728
   Selling, general and administrative  . . . . . . . . . .             20,326           (12,808)       $   7,518
                                                                     ---------        ----------         --------
          Income (loss) from operations . . . . . . . . . .             (3,129)             (327)          (2,802)
Other, net  . . . . . . . . . . . . . . . . . . . . . . . .             (1,363)             (829)            (534)
                                                                     ---------        ----------         --------
   Income (loss) before income taxes  . . . . . . . . . . .             (4,492)           (1,156)          (3,336)
Provision for (benefit from) income taxes . . . . . . . . .             14,844                 -           14,844
                                                                     ---------        ----------         --------
   Net income (loss)  . . . . . . . . . . . . . . . . . . .         $  (19,336)      $    (1,156)       $ (18,180)
                                                                     ---------        ----------         --------
                                                                     ---------        ----------         --------
Pro forma net income (loss) per share-basic and diluted . .                                             $   (1.08)
                                                                                                         --------
                                                                                                         --------

                                         -5-



Shares used in per share calculations . . . . . . . . . . .                                                16,860
                                                                                                         --------
                                                                                                         --------


Pro Forma Notes:

(1) Reflects proceeds of $24.15 million from Varian, the repayment of $2.8 million of short-term bank borrowings, and the payment of transaction expenses estimated to be $1.25 million. Since transaction expenses represent non-recurring charges resulting directly from the Proposed Transaction that will be included in the operating results of the Company within the 12 months succeeding the Proposed Transaction, these transaction expenses were not considered in the pro forma condensed statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998.

(2) Transfer of $25.31 million of net assets held for sale to Varian. After giving effect to the sale of the Business, pro forma net assets held for sale of $5.19 million primarily represent sales of inventory, and repayments of capital lease obligations of the Business prior to the Closing.

     The unaudited pro forma condensed financial data have been prepared by company management and are not necessarily indicative of how the Company's balance sheet and results of operations would have been presented had the transaction with Varian actually been consummated at the assumed dates, nor are they necessarily indicative of the presentation of the Company's balance sheet and results of operations for any future period. The unaudited pro forma condensed financial data should be read in conjunction with the financial statements and related notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations incorporated herein by reference.

     (c)  EXHIBITS  (in accordance with Item 601 of Regulation S-K)

          2.1* Asset Purchase Agreement, dated April 15, 1998, by and between Varian Associates, Inc. and Registrant and exhibits thereto.

                    Certain exhibits and schedules to the Asset Purchase Agreement are listed on page (iv) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those exhibits and schedules which it deems confidential.

          4.2** Convertible Preferred Stock Purchase Agreement, dated February 2, 1998, among the Registrant and the Investors.

          4.3** Registration Rights Agreement, dated February 2, 1998, among the Registrant and the Investors.

          4.4** Certificate of Determination of Rights, Preferences and Privileges of Series A Convertible Preferred Stock.

          4.5 Certificate of Determination of Rights, Preferences and Privileges of Series B Convertible Preferred Stock.

          4.6 Redemption and Exchange Agreement, dated July 16, 1998, among the Registrant and the Investors.

          99.1      Press Release dated July 29, 1998.

          99.2      Press Release dated August 3, 1998.

* Incorporated by reference to the Current Report on Form 8-K filed April 24, 1998.
** Incorporated by reference to the Current Report on Form 8-K filed February 17, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   GENUS, INC.

Date:  August 4, 1998                /s/ MARY F. BOBEL
                                   --------------------------------------------
                                   Mary F. Bobel
                                   Executive Vice President and Chief Financial
                                   Officer

                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER    EXHIBIT NAME
--------------------------------------------------------------------------------
2.1* Asset Purchase Agreement, dated April 15, 1998, by and between Varian Associates, Inc. and Registrant and exhibits thereto.

          Certain exhibits and schedules to the Asset Purchase Agreement are listed on page (iv) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those exhibits and schedules which it deems confidential.

4.2** Convertible Preferred Stock Purchase Agreement, dated February 2, 1998, among the Registrant and the Investors.

4.3** Registration Rights Agreement, dated February 2, 1998, among the Registrant and the Investors.

4.4** Certificate of Determination of Rights, Preferences and Privileges of Series A Convertible Preferred Stock.

4.5 Certificate of Determination of Rights, Preferences and Privileges of Series B Convertible Preferred Stock.

4.6 Redemption and Exchange Agreement, dated July 16, 1998, among the Registrant and the Investors.

99.1      Press Release dated July 29, 1998.

99.2      Press Release dated August 3, 1998.


---------------

* Incorporated by reference to the Current Report on Form 8-K filed April 24, 1998.
** Incorporated by reference to the Current Report on Form 8-K filed February 17, 1998.